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                                                                   Exhibit 4.1

   NUMBER                                                         SHARES
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                                  [FAVS LOGO]

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                                                              SEE REVERSE FOR
                                                            CERTAIN DESIGNATIONS
                                                             CUSIP 31865U 10 8
                          FIRST AVIATION SERVICES INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that




is the record holder of


   FULLY PAID AND NON-ASSESSABLE SHARES OF THE $.01 PAR VALUE COMMON STOCK OF

                          FIRST AVIATION SERVICES INC.

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed.
     This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile corporate seal of the Corporation and the facsimile signatures of the Corporation's duly authorized officers.

Dated:


                                                    /s/ Aaron Hollander
                                                       CHAIRMAN OF THE BOARD


                      [FIRST AVIATION SERVICES INC. SEAL]

     /s/ John A. Marsalisi                              /s/ Michael C. Culver
CHIEF FINANCIAL OFFICER AND SECRETARY                         PRESIDENT



COUNTERSIGNED AND REGISTERED:
          AMERICAN STOCK TRANSFER & TRUST COMPANY
                              TRANSFER AGENT AND REGISTRAR

BY

                                                      AUTHORIZED SIGNATURE

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         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be directed to the Corporation, attention of its Secretary at the Corporation's principal executive offices.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT -                 Custodian
TEN ENT - as tenants by the entireties                                       ----------------         ---------------
JT TEN  - as joint tenants with right of                                       (Cust)                   (Minor)
          survivorship and not as tenants                                   under Uniform Gifts to Minors
          in common                                                         Act
                                                                               -------------------------------------
                                                                                           (State)
                                                        UNIF TRF MIN ACT -                Custodian (until age        )
                                                                            --------------                    --------
                                                                                (Cust)
                                                                                                 under Uniform Transfer
                                                                             --------------------
                                                                                  (Minor)
                                                                             to Minors Act
                                                                                          ----------------------------
                                                                                                   (State)

     Additional abbreviations may also be used though not in the above list

        For value received,                                                       hereby sell, assign and transfer unto
                           -------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                                                               Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                             Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                               --------------------------------------------------------------------------------------
                                       THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                               NOTICE:  FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                                        OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION
SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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